Managed Portfolio Series

Ecofin Sustainable Water Fund
(the “Fund”)

Supplement dated August 1, 2022, to the Summary Prospectus
dated February 2, 2022, as amended
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Effective immediately the section entitled “Investment Adviser, Sub-Adviser, and Portfolio Managers” is hereby deleted and replaced with the following:

Investment Adviser, Sub-Adviser, and Investment Professionals
TCA Advisors is the Fund’s investment adviser. Ecofin Advisors, LLC is the Fund’s sub-adviser. Effective July 2022, primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of Brent Newcomb, Senior Managing Director of the Sub-Adviser and President of Ecofin Investments, LLC, and Chris Ottinger, Vice President and Investment Analyst of the Adviser.

This supplement should be retained with your Summary Prospectus.
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